Exhibit 10.1

Execution Version

WARRANT AGREEMENT

between

WINDSTREAM PARENT, INC.,

AS ISSUER

and

EQUINITI TRUST COMPANY, LLC,

AS WARRANT AGENT

AUGUST 1, 2025

THE WARRANTS WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE WARRANTS MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

EXHIBITS

Exhibit A	Form of Warrant Certificate
Exhibit B	Form of Notice of Election to Exercise Warrant
Exhibit C	List of Certain Investor Advisor

i

This WARRANT AGREEMENT (this “Agreement”) is dated as of August 1, 2025 between Windstream Parent, Inc. (to be renamed Uniti Group Inc.), a Delaware corporation (the “Company”) and its successors and assigns, as issuer, and Equiniti Trust Company, LLC, as warrant agent (the “Warrant Agent”).

W I T N E S S E T H

WHEREAS, pursuant to and in connection with the Merger Agreement (the “Internal Reorg Merger Agreement”) dated as of August 1, 2025 by and between the Company and New Windstream, LLC, a Delaware limited liability company, the Company has agreed to issue to the Holders (as defined herein) an aggregate of 17,558,406 warrants (the “Warrants”), which are exercisable to receive shares of common stock (the “Common Stock”), par value $0.0001 per share, of the Company (the “Shares”);

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, replacement, exercise and cancellation of the Warrants;

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, replacement, exercise and cancellation of the Warrants as provided herein;

WHEREAS, the Warrants are being offered and sold in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities or “blue sky” laws afforded by Section 4(a)(2) of the Securities Act; and

WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the Holders thereof.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.          Certain Defined Terms.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning specified in the preamble hereof.

“Appropriate Officer” means the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Vice President (or higher or equivalent officer) of the Company.

“Beneficial Ownership Limit” has the meaning specified in Section 5(m)(i).

“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act (or any successor statute or regulation). The terms “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have a correlative meaning.

“Board” means, as of any date, the Board of Directors of the Company in office on such date (or a duly authorized committee thereof).

“Business Day” means any day other than a Saturday or Sunday or any other day on which national banking associations in the State of New York generally are closed for commercial banking business.

“Change of Control” has the meaning assigned to such term in the Annex A to the Amended and Restated Certificate of Incorporation of the Company, dated as of the Initial Issue Date, as amended or restated from time to time.

“Common Stock” has the meaning specified in the recitals hereof.

“Communications Laws” means the Communications Act of 1934, as amended, and the FCC Rules and, where applicable, state statutes and State public utilities commission (“State PUC”) regulations.

“Company” has the meaning specified in the preamble hereof.

“Corresponding Preferred Stock” means, with respect to each Warrant, 0.0327 shares of Series A Preferred Stock held by the Holder of that Warrant, subject to adjustments to account for any share subdivision, combination, reclassification or any other similar event relating to the Series A Preferred Stock.

“Depository” has the meaning specified in Section 3(b) hereof.

“Direct Registration Warrants” has the meaning specified in Section 3(b) hereof.

“Distributed Property” has the meaning specified in Section 6(b) hereof.

“Elliott” means, collectively, Elliott Investment Management L.P., a Delaware limited partnership, Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, Nexus Aggregator L.P., a Delaware limited partnership, Nexus Aggregator I-A L.P., a Delaware limited partnership, Nexus Aggregator II L.P., a Delaware limited partnership and Nexus Aggregator Offshore L.P., a Cayman Islands limited partnership.

“Exchange” means a U.S. national or regional securities exchange.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Exercise Date” means, with respect to an exercise of a Warrant by a Holder, the date designated by such Holder in a Warrant Exercise Notice duly delivered in accordance with Section 5(d), which Exercise Date, solely with respect to Warrants being exercised other than following a Change of Control or the date the Corresponding Preferred Stock is redeemed, shall be no earlier than the 61st day following the date of such Warrant Exercise Notice and no later than the 75th day following the date of such Warrant Exercise Notice.

“Exercise Period” means, with respect to each Warrant, the period commencing upon the earliest of (i) August, 1, 2028, (ii) a Change of Control of the Company and (iii) the date the Corresponding Preferred Stock is redeemed pursuant to the terms thereof, and ending on, and including, the Expiration Date.

“Exercise Price” means $0.01 per Share, subject to any adjustment or adjustments in accordance with Section 6 hereof.

“Expiration Date” has the meaning specified in Section 5(a) hereof.

“Fair Market Value” means, as of any date of determination:

(i)       in the case of shares of stock that are listed on an Exchange on such date, the Last Reported Sale Price for such shares for such date (or, if such date is not a Trading Day, the Trading Day immediately preceding such date);

(ii)       in the case of cash, the amount thereof; and

(iii)       in the case of securities not covered by clause (i) above or any other property, as determined by a nationally-recognized independent accounting, appraisal or investment banking firm or consultant engaged by the Company and selected by the Board with the written consent of the Holders of a majority-in-interest of the Warrants (which consent shall not be unreasonably withheld, conditioned or delayed).

“FCC” means the Federal Communications Commission, including any office, bureau, or division thereof acting on delegated authority, and any successor governmental agency performing functions similar to those performed by the Federal Communications Commission on the date hereof.

“FCC Rules” means the written decisions, rules, orders, rulings and policies of the FCC, including any declaratory rulings granted by the FCC to the Company, its Affiliates, predecessors, or Subsidiaries.

“Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 1 to the form of Warrant Certificates attached hereto as Exhibit A.

“Global Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Holder” means the record holder of a Warrant listed on the Warrant Register.

“Initial Issue Date” means August 1, 2025.

“Individual Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Internal Reorg Merger Agreement” has the meaning specified in the recitals hereof.

“Last Reported Sale Price” means, on any day, (i) in the case of shares of stock that are listed on a Principal Exchange on such day, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such day as reported in composite transactions for the Principal Exchange and (ii) in the case of shares of stock that are listed on an Exchange other than a Principal Exchange on such day, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such day as reported in composite transactions for the primary Exchange on which such shares are traded.

“Lock-Up Legend” has the meaning specified in Section 3(b) hereof.

“Lock-Up Termination Date” means January 28, 2026.

“Marketable Securities” means any common equity securities (whether voting or non-voting) (including American depositary shares representing common equity securities) listed on a Principal Exchange.

“Minority Investors” means those funds or accounts advised, managed or subadvised by that certain investor adviser listed on Exhibit C.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency, or other entity, whether acting in an individual, fiduciary or other capacity.

“Principal Exchange” means each of The New York Stock Exchange, The Nasdaq Global Market and The Nasdaq Global Select Market (or any of their respective successors).

“Reference Property” means, in respect of any Reorganization, the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of Shares (or Units of Reference Property in respect of a prior Reorganization, as applicable) equal to the number of Warrant Shares (or Units of Reference Property in respect of a prior Reorganization, as applicable) obtainable upon exercise of each Warrant immediately prior to such Reorganization would have owned or been entitled to receive.

“Reorganization” means any consolidation, merger, statutory share exchange, business combination or similar transaction with a third party, any sale, lease or other transfer to a third party of all or substantially all of the consolidated assets of the Company and its Subsidiaries, or any recapitalization, reclassification or transaction that results in a change of the Common Stock (other than as described in Section 6(a)), in each case, in which all Common Stock is converted into, is exchanged for or becomes the right to receive cash, other securities or other property.

"Required Approvals” has the meaning specified in Section 5(m)(i).

“Resale Restriction Termination Date” has the meaning specified in Section 3(b) hereof.

“Restricted Stock Legend” has the meaning specified in Section 5(h) hereof.

“Restricted Warrants Legend” has the meaning specified in Section 3(b) hereof.

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Securities Act” has the meaning specified in the recitals hereof.

“Series A Preferred Stock” has the meaning specified in the Amended and Restated Certificate of Incorporation of the Company, dated as of the Initial Issue Date, as amended or restated from time to time.

“Shares” has the meaning specified in the recitals hereof.

“Specified Investors” means Elliott and the Minority Investors.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

“Trading Day” means a day on which (i) trading in the Shares (or other security for which a closing sale price must be determined) generally occurs on the Principal Exchange or, if the Shares (or such other security) are not then listed on a Principal Exchange, on the principal other Exchange on which the Shares (or such other security) are then listed, and (ii) a Last Reported Sale Price for the Shares (or closing sale price for such other security) is available on such securities exchange; provided that if the Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

“Unit of Reference Property” means, in respect of any Reorganization, the kind and amount of Reference Property that a holder of one Share (or the holder of one Unit of Reference Property in respect of a prior Reorganization, as applicable) is entitled to receive upon the consummation of such Reorganization.

“Warrant Agent” has the meaning specified in the preamble hereof and shall include any successor Warrant Agent hereunder.

“Warrant Agent Office” has the meaning specified in Section 4(g)(iii) hereof.

“Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Warrant Exercise Notice” has the meaning specified in Section 5(d) hereof.

“Warrant Register” has the meaning specified in Section 3(d) hereof.

“Warrant Shares” has the meaning specified in Section 3(a) hereof.

“Warrant Share Number” has the meaning specified in Section 3(a) hereof.

“Warrant Statements” has the meaning specified in Section 3(b) hereof.

“Warrants” has the meaning specified in the recitals hereof.

Section 2.          Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

Section 3.          Issuance of Warrants; Form, Execution and Delivery.  (a)  Issuance of Warrants.  Pursuant to, and in accordance with, the terms of this Agreement and the Internal Reorg Merger Agreement, the Company hereby issues the Warrants.  The Warrants shall be, upon issuance, duly authorized and validly issued.  In accordance with Section 4 hereof, as of the date hereof, the Company shall cause to be issued to the applicable registered Holders, one or more Warrants.  Each Warrant entitles the Holder, upon proper exercise and subject to Section 5(c) and Section 5(i), to receive from the Company one (1) Share (as it may be adjusted from time to time as provided herein, the “Warrant Share Number”).  The Shares deliverable upon proper exercise of the Warrants are referred to herein as the “Warrant Shares.”

(b)                 Form of Warrant.  Subject to Section 3 and Section 4 of this Agreement, each of the Warrants shall be issued (i) in the form of one or more global certificates (the “Global Warrant Certificates”) in substantially the form of Exhibit A attached hereto, with the Form of Assignment and Transfer attached as Attachment 1, (ii) in certificated form in the form of one or more individual certificates (the “Individual Warrant Certificates”) in substantially the form of Exhibit A attached hereto, with the Form of Assignment and Transfer attached as Attachment 1, and/or (iii) in the form of Warrants evidenced by an uncertificated, book-entry registration on the books and records of the Warrant Agent (the “Direct Registration Warrants”) reflected on statements issued by the Warrant Agent from time to time to the Holders thereof reflecting such uncertificated book-entry position (the “Warrant Statements”); provided, that any Individual Warrant Certificates or Direct Registration Warrants may be exchanged at any time for a corresponding number of Global Warrant Certificates, in accordance with Section 4(d) and the applicable procedures of the Depository and the Warrant Agent. The Global Warrant Certificates and Individual Warrant Certificates (collectively, the “Warrant Certificates”) and Warrant Statements may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules and regulations of The Depository Trust Company or any successor thereof (the “Depository”) in the case of the Global Warrant Certificates, with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined, consistently herewith and reasonably acceptable to the Warrant Agent and provided, in each case, that they do not affect the rights, duties, obligations, responsibilities, liabilities or indemnities of the Warrant Agent, by (i) in the case of Warrant Certificates, the Appropriate Officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates and (ii) in the case of Warrant Statements, any Appropriate Officer. The Global Warrant Certificates shall be deposited on or after the date hereof with the Warrant Agent and registered in the name of Cede & Co. or any successor thereof, as the Depository's nominee. Each Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement. The Warrants shall initially be issued as Direct Registration Warrants, unless a Holder elects to receive Individual Warrant Certificates.

Each Warrant Statement or Warrant Certificate and the Warrant Register shall bear the following legend (the “Lock-Up Legend”), until the Lock-Up Termination Date:

“THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INTERNAL REORG MERGER AGREEMENT, DATED AS OF AUGUST 1, 2025 BY AND BETWEEN THE COMPANY AND NEW WINDSTREAM, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.”

In addition, each Warrant shall not be transferred unless (i) the Corresponding Preferred Stock is transferred together with such Warrant or (ii) the Corresponding Preferred Stock has been redeemed or repurchased pursuant to the terms thereof. Each Warrant Statement or Warrant Certificate and the Warrant Register shall bear a legend in substantially the following form (the “Stapling Legend”):

“THIS SECURITY SHALL NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THE CORRESPONDING PREFERRED STOCK IS SOLD, PLEDGED OR OTHERWISE TRANSFERRED TOGETHER WITH THIS SECURITY OR (II) THE CORRESPONDING PREFERRED STOCK

HAS BEEN REDEEMED OR REPURCHASED PURSUANT TO THE TERMS THEREOF. THE “CORRESPONDING PREFERRED STOCK” MEANS, WITH RESPECT TO EACH WARRANT, 0.0327 SHARES OF THE COMPANY’S SERIES A PREFERRED STOCK HELD BY THE HOLDER OF SUCH WARRANT, SUBJECT TO ADJUSTMENTS TO ACCOUNT FOR ANY SHARE SUBDIVISION, COMBINATION, RECLASSIFICATION OR OTHER SIMILAR EVENT RELATING TO SUCH SERIES A PREFERRED STOCK.”

In addition, until the date (the “Resale Restriction Termination Date”) that is the later of: (1) the earliest of (a) the date on which each Warrant has been sold pursuant to a registration statement that has become effective under the Securities Act; (b) the date on which each Warrant has been sold pursuant to Rule 144 or any similar provision then in force under the Securities Act; and (c) the date on which the Holder (x) has a “holding period” (determined pursuant to Rule 144(d)) of at least one year (or such shorter period of time as permitted by Rule 144 or any successor thereto at such time) and (y) is not an Affiliate of the Company (and has not been an Affiliate of the Company during the three months immediately preceding); and (2) such later date, if any, as may be required by applicable law, each Warrant Statement or Warrant Certificate and the Warrant Register shall bear the following legend (the “Restricted Warrants Legend”), unless otherwise agreed by the Company with written notice thereof to the Warrant Agent and the transfer agent for the Common Stock (if other than the Warrant Agent):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY NON-U.S. OR STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) EXCEPT:

(A)       TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)       PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)       PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) ABOVE, THE COMPANY AND THE WARRANT

 AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF A CUSTOMARY LEGAL OPINION, ADDRESSED TO THE COMPANY AND THE WARRANT AGENT AND IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT, FROM A REPUTABLE NATIONAL U.S. LAW FIRM, THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH, OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY SIMILAR PROVISION THEN IN FORCE UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW. IN DETERMINING WHETHER THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) OR (Y) IS AN AFFILIATE OF THE COMPANY (OR HAS BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING), THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF CUSTOMARY CERTIFICATIONS FROM THE HOLDER AND A CUSTOMARY LEGAL OPINION, ADDRESSED TO THE COMPANY AND THE WARRANT AGENT AND IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT, FROM A REPUTABLE NATIONAL U.S. LAW FIRM.

The Restricted Warrants Legend on each Warrant Statement or Warrant Certificate and the Warrant Register (i) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, (ii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act or (iii) the Holder of which (A) has a “holding period” (determined pursuant to Rule 144(d) under the Securities Act of at least one year or such shorter period of time as permitted by Rule 144 or any successor provision thereto and (B) is not an Affiliate of the Company (and has not been an Affiliate of the Company during the three months immediately preceding), shall, upon request of the Holder of such Warrant, be removed upon receipt by the Company and the Warrant Agent of a customary legal opinion, addressed to the Company and the Warrant Agent and in form and substance reasonably acceptable to the Company and the Warrant Agent, from a reputable national U.S. law firm, that the Restricted Warrants Legend is no longer required under the Securities Act.

(c)                 Execution of Warrants.  Warrant Certificates shall be signed on behalf of the Company by an Appropriate Officer. Each such signature upon the Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer who shall have been serving as an Appropriate Officer at the time of entering into this Agreement or issuing such Warrant Certificate. If any Appropriate Officer who shall have signed any of the Warrant Certificates shall cease to be such Appropriate Officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be such Appropriate Officer, and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Appropriate Officer, although at the date of the execution of this Agreement any such person was not such Appropriate Officer. Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

(d)                 Countersignature.  Upon receipt of a written order of the Company signed by an Appropriate Officer instructing the Warrant Agent to countersign and accompanied by Warrant Certificates duly executed on behalf of the Company, the Warrant Agent, on behalf of the Company, shall countersign one or more Warrant Certificates evidencing the Warrants and shall deliver such Warrant Certificates to or upon such written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be represented by such Warrant Certificate and the Warrant Agent may rely conclusively on such order. Each Warrant shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Holder shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Secretary of the Company) and any amendments thereto as fully and effectively as if such Holder had signed the same. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual, facsimile or electronic signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder.

The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register any Warrant Certificates or Direct Registration Warrants and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 4 of this Agreement, all in form satisfactory to the Company and the Warrant Agent. The Company may require payment by the applicable Holder of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made. Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

Section 4.          Transfers.  (a) Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein.  The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with the terms of this Agreement and the procedures of the Depository.

(b)                 Exchange of a Beneficial Interest in a Global Warrant Certificate for an Individual Warrant Certificate or Direct Registration Warrant.

(i)            Any Holder of a beneficial interest in any whole number of Warrants represented by a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Direct Registration Warrant or a Warrant represented by an Individual Warrant Certificate. Upon receipt by the Warrant Agent (I) from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, and all other necessary information, and (II) of a written order of the Company signed by an Appropriate Officer authorizing such exchange, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by an Individual Warrant Certificate or Direct Registration Warrant, as the case may be, to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, (A) in the case of an exchange for an Individual Warrant Certificate (x) the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign an Individual Warrant Certificate representing the appropriate number of Warrants and (y) the Warrant Agent shall deliver such Individual Warrant Certificate to the registered Holder thereof, or (B) in the case of an exchange for a Direct Registration Warrant, the Warrant Agent shall register such Direct Registration Warrants in accordance with such written instructions from the Depository and deliver to such holder a Warrant Statement.

(ii)            Warrants represented by an Individual Warrant Certificate issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be issued in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver Individual Warrant Certificates evidencing such issuance to the Persons in whose names such Individual Warrant Certificates are so issued. Direct Registration Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.

(c)                 Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants.  When the registered Holder of an Individual Warrant Certificate or Direct Registration Warrant has presented to the Warrant Agent a written request:

(i)            to register the transfer of any Individual Warrant Certificate or Direct Registration Warrant; or

(ii)            to exchange any Individual Warrant Certificate or Direct Registration Warrant for a Direct Registration Warrant or an Individual Warrant Certificate, respectively, representing an equal number of Warrants of authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if (x) its customary requirements for such transactions are met and (y) such transfer or exchange otherwise satisfies the provisions of this Agreement (including the legends described in Section 3(b)).

(d)                 Restrictions on Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants for a Beneficial Interest in a Global Warrant Certificate.  Neither an Individual Warrant Certificate nor a Direct Registration Warrant may be exchanged for a beneficial interest in a Global Warrant Certificate pursuant to this Agreement except upon satisfaction of the requirements set forth below and upon satisfaction of the Depository’s requirements for the eligibility of the Warrants for the book-entry systems of the Depository. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to an Individual Warrant Certificate or Direct Registration Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the applicable Global Warrant Certificate to reflect an increase in the number of Warrants represented by such Global Warrant Certificate equal to the number of Warrants represented by such Individual Warrant Certificate or Direct Registration Warrant, and all other necessary information, then the Warrant Agent shall cancel such

Individual Warrant Certificate or Direct Registration Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by such Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

(e)                 Restrictions on Transfer and Exchange of Global Warrant Certificates.  Notwithstanding any other provisions of this Agreement (other than the provision set forth in Section 4(f)), a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f)                 Cancellation of Warrant Certificate.

(i)            At such time as all beneficial interests in Warrant Certificates and Direct Registration Warrants have been exercised for Common Stock in accordance herewith, redeemed, repurchased or cancelled, all Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Warrant Agent, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.

(ii)            If at any time:

(A)            the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

(B)            the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to exclusively cause the issuance of Individual Warrant Certificate and Direct Registration Warrants under this Agreement;

then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company, shall register Individual Warrant Certificates and Direct Registration Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates and such Global Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Warrant Agent, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.

(g)                 Obligations with Respect to Transfers and Exchanges of Warrants.

(i)            To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, either by manual or facsimile signature, in accordance with the provisions of this Section 4, Warrant Certificates, as required pursuant to the provisions of this Section 4.

(ii)            All Warrant Certificates or Direct Registration Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates or Direct Registration Warrants surrendered upon such registration of transfer or exchange.

(iii)            So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder represented by such Global Warrant Certificate for all purposes under this Agreement, including, without limitation, for the purposes of (a) giving notices with respect to such Warrants and (b) registering transfers with respect to such Warrants. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

(iv)            The Warrant Agent shall, upon receipt of all information required to be delivered hereunder, register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Warrant Certificates, representing such Warrants or, in the case of Direct Registration Warrants, upon the delivery by the Holder thereof, at the Warrant Agent Office designated for such purpose (the “Warrant Agent Office”), duly endorsed, and accompanied by a completed Form of Assignment and Transfer, hereto duly signed by the Holder thereof or by the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signature to be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Warrant Agent; provided that at the request of a Specified Investor, the Company agrees to use commercially reasonable efforts to enter into an indemnification agreement in customary form, in favor of the Warrant Agent, in connection with the waiver of any requirement to provide a signature guarantee in connection with any transfer of any Warrants by any Holder, provided further that any Holder requesting such a waiver contemporaneously enter into a customary indemnification agreement in favor of the Company to indemnify and hold harmless the Company for any losses it incurs as a direct result of the indemnity provided in favor of the Warrant Agent. Upon any such registration of transfer, a new Warrant Certificate or Warrant Statement, as the case may be, shall be issued to the transferee. No transfer of any Warrant prior to the Resale Restriction Termination Date will be registered by the Warrant Agent unless the applicable box on the Form of Assignment and Transfer has been checked.

(v)            The Warrant Agent shall not undertake the duties and obligations of a transfer agent under this Agreement, including, without limitation, the duty to receive, issue or transfer the Warrant Shares.

(vi)            Notwithstanding any provision to the contrary, no Warrants shall be sold, exchanged or otherwise transferred unless such sale, exchange or transfer would not otherwise violate the Communications Laws.

(h)                 Holder Acknowledgement.  Each Holder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants were issued pursuant to the exemption from the registration requirement of Section 5 of the Securities Act provided by Section 4(a)(2) of the Securities Act, and a Holder of any Warrants (or a holder of any Warrant Shares issued upon exercise of any Warrants) shall not sell or transfer such Warrants (or Warrant Shares) in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder.

(i)                 Company Acknowledgment.

(i)            From and after the Lock-Up Termination Date, the Company agrees that it will promptly upon request from any Holder and, with respect to Warrant Certificates, the delivery by such Holder to the Company or the Warrant Agent of the Warrant Certificate issued with the Lock-Up Legend, deliver or cause to be delivered to such Holder a replacement Warrant Certificate that is free from the Lock-Up Legend or remove or cause to be removed the Lock-Up Legend or the comparable restriction or other arrangement with respect to any Warrants.

(ii)            From and after the date on which the Corresponding Preferred Stock with respect to any Warrant has been redeemed or repurchased in accordance with the terms thereof (the “Corresponding Preferred Redemption Date”), the Company agrees that it will promptly upon request from any Holder and, with respect to Warrant Certificates, the delivery by such Holder to the Company or the Warrant Agent of the Warrant Certificate issued with the Stapling Legend, deliver or cause to be delivered to such Holder a replacement Warrant Certificate that is free from the Stapling Legend with respect to a number of Warrants corresponding to such amount of Corresponding Preferred Stock subject to such redemption or repurchase or remove or cause to be removed the Stapling Legend or the comparable restriction or other arrangement with respect to such Warrants from a number of Warrants corresponding to such amount of Corresponding Preferred Stock subject to such redemption or repurchase.

(iii)            The Company agrees that, at such time as any Holder delivers to the Company and the Warrant Agent a customary legal opinion, addressed to the Company and the Warrant Agent, from a reputable national U.S. law firm, that the Restricted Warrants Legend is no longer required under the Securities Act, and in form and substance reasonably satisfactory to the Corporation and the Warrant Agent, the Company agrees that it will promptly after the delivery of such opinion and, with respect to Warrant Certificate, the delivery by such Holder to the Company or the Warrant Agent of the Warrant Certificates issued with the Restricted Warrants Legend, deliver or cause to be delivered to such Holder a replacement Warrant Certificate that is free from the Restricted Warrants Legend or remove or cause to be removed such legend or the comparable restriction or other arrangement.

(iv)            From and after the Lock-Up Termination Date, the Company agrees that it will use commercially reasonable efforts to take the following actions to facilitate the consummation of a transfer of Warrants: (i) causing the Warrant Agent to remove any restrictive legends on the Warrants as set forth in Section 3(b) and (ii) delivering any necessary opinions or instruction letters to remove or cause to be removed any such restrictive legends in accordance with this Agreement. The Company further agrees that, in the event the Company fails to comply with the foregoing clause (i) or (ii), the Company hereby authorizes the Warrant Agent to rely upon the opinion of a reputable national U.S. law firm serving as counsel to the applicable Holder or written instructions from the applicable Holder reasonably satisfactory to the Warrant Agent.

Section 5.          Duration and Exercise of Warrants.  (a)  Expiration Date.  The Warrants shall expire at 5:00 p.m., New York City time, on August 1, 2035 (the “Expiration Date”), which is the tenth (10th) anniversary of the Initial Issue Date.  After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become void and of no value, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b)                 [Reserved].

(c)                 Manner of Exercise.  Each Warrant may be exercised by the Holder thereof on an Exercise Date occurring during the Exercise Period as described below. Subject to the provisions of this Agreement, including Section 5(m)(i), each Warrant shall entitle the Holder thereof to receive from the Company (and the Company shall issue and sell to such Holder), on a cashless basis and for no consideration whatsoever, a number of Warrant Shares equal to the greater of (x) zero and (y) “X” as determined pursuant to the following formula:

X =	Y x	(A – B)
A

Where:

Y = the Warrant Share Number (as of the Exercise Date);

A = the Fair Market Value of one Share on the Exercise Date; and

B = the Exercise Price (as of the Exercise Date).

The Company shall make all calculations under this Section 5(c) and, absent manifest error, the Company’s calculations shall be final and binding on Holders. The Warrant Agent shall have no duty or obligation to verify or confirm the Company’s calculations.

(d)                 A Holder may exercise any of its Warrants for an Exercise Date occurring during the Exercise Period by, no later than 5:00 p.m., New York City time, on any Business Day, delivering written notice of such election substantially in the form attached as Exhibit B (a “Warrant Exercise Notice”) to exercise the applicable Warrants to the Company and the Warrant Agent at the addresses set forth in Section 14 hereof, and, solely with respect to Warrants being exercised other than following a Change of Control or the Corresponding Preferred Redemption Date, which Warrant Exercise Notice shall designate an Exercise Date that is no earlier than the 61st day following the date of such Warrant Exercise Notice and no later than the 75th day following the date of such Warrant Exercise Notice.

(e)                 Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable as of the date of delivery of the applicable Warrant Exercise Notice and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws generally affecting creditor’s rights).

(f)                 The Warrant Agent shall:

(i)            examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of Holders as contemplated hereunder to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms;

(ii)           inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account; and

(iii)          advise the Company, no later than two (2) Business Days after receipt of a Warrant Exercise Notice, of (A) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms of this Agreement, (B) the instructions with respect to delivery of the Warrant Shares deliverable upon such exercise, and (C) such other information as the Company shall reasonably require.

(g)                 The Warrant Agent shall incur no liability for or in respect of and, except to the extent such liability arises from the Warrant Agent’s bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable order, judgment of a court decree or ruling of competent jurisdiction), shall be indemnified and held harmless by the Company for acting or refraining from acting upon, or as a result of such determination by, the Company. Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Holders of any irregularities in any exercise of

Warrants, nor shall they incur any liability for the failure to give such notice; provided that the Company and/or the Warrant Agent shall promptly notify a Holder if the Company will not honor a Warrant Exercise Notice from such Holder.

The Warrant Agent shall examine each Warrant Exercise Notice, and other documents delivered or mailed to the Warrant Agent in connection with the Exercise to determine that (a) each Warrant Exercise Notice has been properly completed and duly executed in accordance with the instructions set forth thereon; and (b) any other documents contemplated by the Warrant Exercise Notice have been properly completed and duly executed in accordance with the Warrant Exercise Notice.  If a Warrant Exercise Notice has been improperly completed or executed or if the applicable certificate or certificates are not in proper form, the Warrant Agent will use commercially reasonable efforts to take such actions as are necessary to remediate such irregularity.  Notwithstanding the foregoing, the Warrant Agent shall not waive any defect or irregularity without the prior written approval of the Company.  The resolution of any of the Warrant Agent’s questions directed to the Company or its counsel as to the validity, form and eligibility (including timeliness of receipt), or the proper completion or execution of the relevant documents shall be final and binding and the Warrant Agent may rely thereon.  The Company shall reimburse the Warrant Agent for any costs and expenses incurred by the Warrant Agent as a result of its communications with the applicable Holder relating to any defects or irregularities in the relevant documents. For the avoidance of doubt, the Warrant Agent is authorized to waive any irregularity in connection with exercise of the Warrants upon the prior written approval of any Company officer or agent.

(h)                 As soon as reasonably practicable after the exercise of any Warrant (and in any event not later than 10 Business Days thereafter), the Company shall instruct the Warrant Agent to issue, or otherwise deliver, in authorized denominations to or upon the order of the Holder, either: (A) if such Holder holds the Warrants being exercised through the Depository's book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depository through which such Holder is acting; (B) if such Holder holds the Warrants being exercised in the form of Individual Warrant Certificates, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books of the Company's transfer agent or, at the Holder’s option, either (x) by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate or certificates representing the number of Warrant Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder or (y) following the Resale Restriction Termination Date, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder; or (C) if such Holder holds the Warrants being exercised in the form of Direct Registration Warrants, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books and records of the Company's transfer agent or, at the Holder’s option, following the Resale Restriction Termination Date, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder. The Person in whose name any Warrant Shares are to be issued or delivered upon exercise of a Warrant shall be deemed to have become the holder of record of such Warrant Shares as of the close of business on the Exercise Date.

If fewer than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Date, the Warrant Agent shall cause a notation to be made to the records maintained by the Depository.

If all of the Warrants evidenced by a Warrant Certificate have been exercised, such Warrant Certificate shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificate shall then be disposed of by or at the direction of the Company in accordance with applicable law. The Warrant Agent shall confirm such information to the Company in writing as promptly as practicable.

Until the Resale Restriction Termination Date, any Warrant Shares issued upon exercise of the Warrants that bear the Restricted Warrants Legend shall bear the following legend (unless such Warrant Shares have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or the Holder thereof (x) has a “holding period” (determined pursuant to Rule 144(d)) of at least one year (or such shorter period of time as permitted by Rule 144 or any successor thereto at such time) (it being understood that in accordance with Section 3(a)(9) under the Securities Act, the holding period of the Warrant Shares may be tacked on to the holding period of the Warrants) and (y) is not an Affiliate of the Company (and has not been an Affiliate of the Company during the three months immediately preceding), or unless otherwise agreed by the Company with written notice thereof to the transfer agent for the Common Stock) (the “Restricted Stock Legend”):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY NON-U.S. OR STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) EXCEPT:

(A)       TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)       PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)       PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK (THE “TRANSFER AGENT”) RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF A CUSTOMARY LEGAL OPINION, ADDRESSED TO THE COMPANY AND THE TRANSFER AGENT AND IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE TRANSFER AGENT, FROM A REPUTABLE NATIONAL U.S. LAW FIRM, THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH, OR PURSUANT TO AN APPLICABLE EXEMPTIOM FROM, THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY SIMILAR PROVISION THEN IN FORCE UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) (it being understood that in accordance with Section 3(a)(9) under the Securities Act, the holding period of the Warrant Shares may be tacked on to the holding period of the Warrants) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE

LAW. IN DETERMINING WHETHER THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) OR (Y) IS AN AFFILIATE OF THE COMPANY (OR HAS BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING), THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF CUSTOMARY CERTIFICATIONS FROM THE HOLDER AND A CUSTOMARY LEGAL OPINION, ADDRESSED TO THE COMPANY AND THE TRANSFER AGENT AND IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE TRANSFER AGENT, FROM A REPUTABLE NATIONAL U.S. LAW FIRM.

The Restricted Stock Legend on any Warrant Shares issued upon exercise of the Warrants (i) that have been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, (ii) that have been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act or (iii) the holder of which (A) has a “holding period” (determined pursuant to Rule 144(d) with respect to such Warrant Shares under the Securities Act of at least one year or such shorter period of time as permitted by Rule 144 or any successor provision thereto (it being understood that in accordance with Section 3(a)(9) under the Securities Act, the holding period of the Warrant Shares may be tacked on to the holding period of the Warrants) and (B) is not an Affiliate of the Company (and has not been an Affiliate of the Company during the three months immediately preceding), shall, upon request of the holder of such Warrant Shares, be removed upon receipt by the Company and the transfer agent for the Common Stock of a customary legal opinion, addressed to the Company and the transfer agent and in form and substance reasonably acceptable to the Company and the transfer agent, from a reputable national U.S. law firm, that the Restricted Stock Legend is no longer required under the Securities Act.

(i)                 The Company shall not issue fractions of Warrant Shares upon exercise of the Warrants.  All Warrant Shares (including fractions) to be issued upon exercise of the applicable Warrant will be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional Share.  If, after aggregation, the exercise would result in the issuance of a fractional Share, the Company will, at its sole option, either  (A) round such fractional Share up to the nearest whole Share and issue such whole Share or (B) in lieu of issuance of any fractional Share, pay the Holder otherwise entitled to such fractional Share an amount in cash equal to the product resulting from multiplying the Fair Market Value per Share as of the relevant Exercise Date by such fraction.

(j)                 The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental unit, and all distributions, including deemed distributions, pursuant to the Warrants will be subject to applicable withholding and reporting requirements.  Notwithstanding any provision to the contrary, the Company shall be authorized to (i) take any actions that may be reasonably necessary or appropriate to comply with such withholding and reporting requirements, (ii) apply a portion of any cash distribution to be made under the Warrants to pay applicable withholding taxes, (iii) liquidate a portion of any non-cash distribution to be made under the Warrants to generate sufficient funds to pay applicable withholding taxes or (iv) establish any other mechanisms the Company believes are reasonable and appropriate, including requiring Holders to submit appropriate tax and withholding certifications (such as IRS Forms W-9 and the appropriate IRS Forms W-8, as applicable) and/or requiring Holders to pay the withholding tax amount to the Company in cash as a condition of receiving the benefit of any anti-dilution adjustment pursuant to Section 6. If the Company believes it is required to deduct and withhold any taxes from any amounts distributed or deemed distributed to any Holder, it shall use commercially reasonable efforts to notify such Holder and shall cooperate with such Holder to minimize or eliminate the amount of such deduction or withholding, including by complying with Treas. Reg. Section 1.1445-1(c)(2) in circumstances where the Holder timely submits an application for a withholding certificate, reasonably acceptable to the Company, to the Internal Revenue Service under Treas. Reg. Section 1.1445-3.

(k)                 Solely for U.S. federal and applicable state and local income tax purposes, the Holders and the Company agree to treat for U.S. federal income tax purposes, (i) each Warrant and its Corresponding Preferred Stock held by a Person as a single integrated instrument for tax purposes until such time as such Corresponding Preferred Stock is redeemed or such Warrant exercised, (ii) the single integrated instrument as equity other than preferred stock within the meaning of Section 305 of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations thereon and (iii) to the extent a Warrant remains outstanding after the redemption of its Corresponding Preferred Stock, such Warrant as Common Stock of the Company.

(l)                 The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder for a period beginning on the date of this Agreement and ending no earlier than the third anniversary of the Expiration Date.

(m)                 Limits upon Issuance of Shares upon Exercise.

(i)            Prior to the receipt of the regulatory approvals referenced in Section 5(m)(v) (the “Required Approvals”), no Person will be entitled to receive any Shares otherwise deliverable upon exercise of the Warrants to the extent, but only to the extent, that (x) such receipt would cause such Person to become, directly or indirectly, or cause any other Person to become, directly or indirectly, a Beneficial Owner of more than 49.9% of the Common Stock outstanding on a fully-diluted basis as calculated under the Communications Laws or (y) such delivery would cause a violation of the Communications Laws (the restrictions in clause (x) and (y), the “Beneficial Ownership Limit”). For the avoidance of doubt, upon and following receipt of the Required Approvals, the Beneficial Ownership Limit shall cease to apply.

(ii)            Any purported delivery of Shares upon exercise of the Warrants shall be void and have no effect to the extent, but only to the extent, that such delivery would result in any Person becoming the Beneficial Owner of Common Stock outstanding at such time in excess of the Beneficial Ownership Limit.

(iii)            When such Holder surrenders Warrants for exercise, that Holder must provide a certification to the Company as to whether the Person (or Persons) receiving Shares upon exercise is, or would, as a result of such exercise, become the Beneficial Owner of Common Stock outstanding at such time in excess of any Beneficial Ownership Limit then applicable to such Person (or Persons).

(iv)            If any delivery of Shares otherwise owed to any Person (or Persons) upon exercise of the Warrants is not made, in whole or in part, as a result of the Beneficial Ownership Limit, the Company’s obligation to make such delivery shall not be extinguished and, such Holder may either:

(A)            request the return of the Warrant(s) surrendered by such Holder for exercise, after which the Company shall deliver such Warrant(s) to such Holder within two Business Days after receipt of such request; or

(B)            certify to the Company that the Person (or Persons) receiving Shares upon exercise is not, and would not, as a result of such delivery, become the Beneficial Owner of Common Stock outstanding at such time in excess of the Beneficial Ownership Limit, after which the Company shall deliver any such Shares withheld on account of such Beneficial Ownership Limit by the later of (i) the date such Shares were otherwise due to such Person (or Persons) and (ii) two Business Days after receipt of such certification; provided that until such time as the affected Holder gives such notice, no Person shall be deemed to be the stockholder of record with respect to the Common Stock otherwise deliverable upon exercise in excess of the Beneficial Ownership Limit. Upon delivery of such notice, the provisions under this Section 5 shall apply to the Shares to be delivered pursuant to such notice.

(v)            Upon request from a Holder, the Company shall seek and use reasonable best efforts to obtain all necessary regulatory approvals under the Communications Laws to allow the issuance of Common Stock to such Holder without regard to the Beneficial Ownership Limit to the extent the exercise of the Warrants at any time (including in connection with a Change of Control or as a result of the issuance of Common Stock to redeem or repurchase the Series A Preferred Stock) by such Holder would be disallowed by the Beneficial Ownership Limit.

Section 6.          Anti-Dilution Provisions.  No single event shall give rise to an adjustment or pass-through distribution under more than one subsection of this Section 6 (other than in the case of a dividend or other distribution of different types of property, in which case Section 6(a) and Section 6(b) shall apply to the appropriate parts of each such dividend or distribution); provided that any issuance of Warrant Shares upon exercise of the Warrants shall not itself give rise to any adjustment under this Section 6.

(a)                 Share Distributions, Subdivisions or Combinations.  The Exercise Price and Warrant Share Number shall be adjusted pursuant to the formulas below in the event the Company (i) pays a dividend or makes any other distribution with respect to its Shares solely in Shares, (ii) subdivides or reclassifies its outstanding Shares into a greater number of Shares or (iii) combines or reclassifies its outstanding Shares into a smaller number of Shares.  Such adjustments shall become effective (x) in the case of clause (i) above, at the close of business on the record date for such dividend or distribution or (y) in the case of clause (ii) or (iii) above, at the open of business on the effective date of such event. In the event that a dividend or distribution described in clause (i) above is not so paid or made, the Exercise Price and the Warrant Share Number shall be readjusted, effective as of the date when the Board determines not to make such dividend or distribution, as the case may be, to be the Exercise Price and the Warrant Share Number that would be in effect if such dividend or distribution had not been declared.

Pa =	Pb x	Ob
Oa

Ua =	Ub x	Oa
Ob

Where:

Pb = Exercise Price immediately before the adjustment

Pa = Exercise Price immediately after the adjustment

Ub = Warrant Share Number immediately before the adjustment

Ua = Warrant Share Number immediately after the adjustment

Ob = Number of Shares outstanding immediately before the adjustment

Oa = Number of Shares outstanding immediately after the transaction in question

(b)                 Participation in Dividends and Distributions.  If the Company shall pay a dividend or make a distribution with respect to the Shares consisting of securities, evidences of indebtedness, assets, cash or other property or rights, options or warrants to purchase securities, evidences of indebtedness, assets, cash or other property (other than any dividends or distributions for which an adjustment is made pursuant to Section 6(a)) to all or substantially all holders of the Shares (any of such securities, evidences of indebtedness, assets, cash or other property or rights, options or warrants, the “Distributed Property”), then the Company shall issue, or otherwise deliver, to each Holder, in respect of each Warrant, at the same time and upon the same terms as holders of the Shares receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned, as of the record date for such dividend or distribution, a number of Shares equal to the Warrant Share Number on such record date and, for the avoidance of doubt, without regard to the Beneficial Ownership Limit.

(c)                 Certain Other Events. The Company may make increases in the Warrant Share Number and/or decreases in the Exercise Price as the Board deems advisable in good faith in order to avoid or diminish any income tax to holders of Shares resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

(d)                 Exceptions to Adjustments.  Except as specifically provided for herein, there shall be no adjustment or readjustment to the Exercise Price or the Warrant Share Number.

(e)                 Notice of Adjustment.  Upon the occurrence of each adjustment or readjustment of the Exercise Price or the Warrant Share Number, the Company (at its expense) shall promptly compute such adjustment or readjustment in good faith in accordance with the terms hereof  and furnish to (i) the Warrant Agent a certificate, signed by an Appropriate Officer, and (ii) to each Holder a notice, in each case setting forth (A) such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and (B) the Exercise Price and Warrant Share Number at the time in effect.  The Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by Holders during reasonable business hours.  The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment to the Exercise Price or Warrant Share Number, or with respect to the nature or extent of any adjustment of the Exercise Price or Warrant Share Number when made or with respect to the method employed in making such adjustment.

(f)                 No Change in Warrant Terms on Adjustment.  Irrespective of any adjustments in the Exercise Price or Warrant Share Number, the Warrants theretofore or thereafter issued may continue to express the same amounts as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and/or Warrant Share Number, as the case may be, specified thereon shall be deemed to have been so adjusted.

(g)                 Miscellaneous.  All calculations hereunder shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100) of a Share, as the case may be. Any provision of this Section 6 to the contrary notwithstanding, no adjustment in the Warrant Share Number shall be made if the amount of such adjustment would be less than one-tenth (1/10th) of a Share and no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1/10th of a Share or $0.01, as the case may be, or more, or upon exercise of a Warrant if it shall earlier occur.

(h)                 Par Value. If an adjustment in the Exercise Price made hereunder would reduce the Exercise Price to an amount below the par value of the Shares, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to such par value and not lower.

Section 7.          Cancellation of Warrants.  Except for any exchanges, substitutions or transfers that are rejected by the Company or declared unlawful pursuant to the terms hereunder, the Warrant Agent shall cancel all Warrant Certificates surrendered for exchange, substitution or transfer in whole or in part. Such cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent upon written instructions from the Company reasonably satisfactory to the Warrant Agent and such Direct Registration Warrants shall be canceled by appropriate notation on the Warrant Register.

Section 8.          Mutilated or Missing Warrant Certificates.  Upon receipt by the Company and the Warrant Agent from any Holder of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of such Holder's Warrant Certificate and a surety bond or indemnity reasonably satisfactory to them and holding the Warrant Agent and Company harmless, and in case of mutilation upon surrender and cancellation thereof, and absent notice to Warrant Agent that such Warrant Certificates have been acquired by a bona fide purchaser, the Company will execute and the Warrant Agent will countersign and deliver in lieu thereof a new Warrant Certificate of like tenor and representing an equal number of Warrants to such Holder; provided that in the case of mutilation, no bond or indemnity shall be required if such Warrant Certificate in identifiable form is surrendered to the Company or the Warrant Agent for cancellation. Upon the issuance of any new Warrant Certificate under this Section 8, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 8 in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Section 8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Warrant Certificates.

Section 9.          Reorganization.  (a)  If a Reorganization occurs at any time on or prior to the Expiration Date (or, if later, the settlement date for any exercise of Warrants), then, following the effective time of such Reorganization, a Holder’s right to receive

Warrant Shares upon exercise of its Warrants shall be converted into the right to receive upon exercise, with respect to each Warrant Share that would have otherwise been deliverable hereunder, one Unit of Reference Property; provided that if the Reference Property consists solely of cash, then on the effective date of such Reorganization, each Holder shall receive, in respect of each Warrant such Holder holds, at the same time and upon the same terms as holders of Shares receive the cash in exchange for their Shares, an amount of cash equal to the greater of (i) (x) the amount of cash that such Holder would receive in such Reorganization if such Holder owned, as of the record date for such Reorganization, a number of Shares equal to the Warrant Share Number in effect on such record date, minus (y) the aggregate Exercise Price for such number of Shares, and (ii) $0, and upon the Company’s delivery of such cash (if any) in respect of such Warrant, such Warrant shall be deemed to have been exercised in full and canceled. With respect to any exercise of Warrants following the effective time of such Reorganization, the number of Units of Reference Property issuable upon exercise of a Warrant shall be calculated pursuant to Section 5 as if each reference therein to a “Share” or a “Warrant Share” referred to a Unit of Reference Property.

(b)                 In the case of any Reorganization in which holders of Shares may make an election as between different types of Reference Property, such holders of Shares shall be deemed to have elected to receive (i) first, the maximum amount of Marketable Securities and (ii) for any remaining consideration, the maximum amount of cash. The Company shall not consummate any Reorganization unless the Company first shall have made appropriate provision to ensure that the applicable provisions of this Agreement shall immediately after giving effect to such Reorganization be assumed by and binding on the other party to the Reorganization (or the surviving entity, successor, parent company and/or issuer of such Reference Property, as appropriate) and applicable to any Reference Property deliverable upon the exercise of Warrants, pursuant to a customary assumption agreement.  Any such assumption agreement shall also include any amendments to this Agreement necessary to effect the changes to the terms of the Warrants described in this Section 9 and preserve the intent of the provisions of this Agreement.  The provisions of this Section 9 shall similarly apply to successive Reorganizations.

(c)                 The Company shall notify the Holders and the Warrant Agent of any such proposed Reorganization reasonably prior to the consummation thereof so as to provide the Holders with a reasonable opportunity to confirm compliance with the terms hereof and, if they elect, to exercise the Warrants in accordance with the terms and conditions hereof prior to consummation of the Reorganization; provided that in the case of a transaction which requires notice to be given to the holders of the Shares, the Holders and the Warrant Agent shall be provided the same notice given to the holders of the Shares.

Section 10.      Covenants of the Company.  (a)  Covenants as to Warrant Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by the Warrants shall, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes (subject to Section 5(j)), liens and charges with respect to the issuance thereof and shall not be issued in violation of any applicable law or governmental regulation.  The

Company further covenants and agrees that the Company shall at all times prior to the Expiration Date (or any earlier time at which all Warrants have been canceled) have reserved a sufficient number of authorized but unissued Shares to provide for the exercise of all outstanding Warrants.  The Company further covenants and agrees that, if the Shares are at any time listed or traded on a Principal Exchange, the Company shall procure, at its sole expense, the listing of the Shares issuable upon exercise of the Warrants, subject to issuance or notice of issuance, on such Principal Exchange.

(b)                 Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any Shares or any other securities or property, or to receive any other right or interest of any kind, the Company will mail or otherwise deliver to the Holders, at least five (5) Business Days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such distribution (other than pursuant to the adjustments provided herein).

(c)                 DTC Undertaking. On or after the Lock-Up Termination Date, the Company shall use reasonable best efforts to cause any Holder’s Warrants to be held in book-entry form through the facilities of The Depository Trust Company as promptly as practicable following such Holder’s request, to the extent that such Warrants are then permitted to be so held through the facilities of The Depository Trust Company.

Section 11.      Warrant Agent.  The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the terms and conditions set forth in this Section 11.

(a)                 Limitation on Liability.  The Warrant Agent shall not by countersigning Warrant Certificates or by any act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Warrant Shares or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such Warrant Shares or other property.  The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized unless such action or omission was taken or omitted to be taken in bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), (ii) be responsible for determining whether any facts exist that may require any adjustment of the number of Warrant Shares issuable or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Warrant Shares or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company’s covenants and obligations contained in this

Agreement or in the Warrant Certificates or (iv) be liable for any action taken, suffered or omitted to be taken in connection with this Agreement, except for its own bad faith, gross negligence or willful misconduct.  The Warrant Agent shall be liable hereunder only for its own bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).  Except for the foregoing, notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits). The Warrant Agent’s liability arising out of or in connection with this Agreement shall not exceed the aggregate amount of fees paid under this Agreement during the twelve-month period immediately prior to the date of occurrence of the circumstances giving rise to such liability.

(b)                 Instructions.  The Warrant Agent is hereby authorized to accept advice or instructions with respect to the performance of its duties hereunder from an Appropriate Officer and to apply to any such Appropriate Officer for advice or instructions.  The Warrant Agent shall be fully protected and authorized in relying upon the most recent advice or instructions received from any such Appropriate Officer.  The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice or instructions of any such Appropriate Officer, except to the extent that such action or omission resulted directly from the Warrant Agent’s bad faith, gross negligence, or willful misconduct.

(c)                 Agents.  The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of such attorney, agent or employee, provided, further that it shall be liable and responsible for any such attorney, agent or employee.  The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider necessary.  The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement, except that failure by the Warrant Agent to provide notice shall not affect the Company’s indemnification obligations hereunder unless there is actual prejudice to the Company as a result of such failure.

(d)                 Cooperation.  The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

(e)                 Agent Only.  The Warrant Agent shall act solely as agent for the Company in accordance with the terms and conditions hereof and does not assume any obligation or relationship of agency or trust with any Holders.  The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant

Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

(f)                 Right to Counsel.  The Warrant Agent may at any time consult with legal counsel reasonably satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

(g)                 Compensation.  The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by it hereunder and to reimburse the Warrant Agent for its reasonable expenses hereunder (including reasonable and documented fees and out-of-pocket expenses of one legal counsel and one local counsel), and further agrees to indemnify and hold the Warrant Agent and its employees, officers, directors and agents harmless against any and all loss, claims, damages, expenses and liabilities, including, but not limited to, any judgments, costs and such reasonable counsel fees, for any action taken, suffered or omitted by the Warrant Agent and its employees, officers, directors and agents in connection with the acceptance, administration, exercise and performance of its duties under this Agreement and the Warrants, except for any such liabilities that arise as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non- appealable judgment).  Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its consent, which consent shall not be unreasonably conditioned, withheld or delayed.

(h)                 Accounting and Payment.  The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company in connection with the exercise of Warrants. The Warrant Agent shall advise the Company by e-mail at the end of each week on which a payment in connection with the exercise of Warrants is received of the amount so deposited to such account.  The Warrant Agent shall as soon as practicable confirm such e-mail advice to the Company in writing.

(i)                 No Conflict.  Subject to applicable law, the Warrant Agent and any stockholder, affiliate, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement.  Subject to applicable law, nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person including, without limitation, acting as trustee under an indenture.

(j)                 Resignation; Termination.  The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct) after giving thirty (30) calendar days’ prior written notice to the Company.  The Company may remove the Warrant Agent upon thirty (30) calendar days’ written notice, and the Warrant

Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as have been caused by the Warrant Agent’s bad faith, gross negligence or willful misconduct.  The Company shall cause to be mailed promptly (by first class mail, postage prepaid) or otherwise delivered to each registered Holder at such Holder’s last address as shown on the register of the Company, at the Company’s expense, a copy of such notice of resignation or notice of removal, as the case may be.  Upon such resignation or removal the Company shall promptly appoint in writing a new Warrant Agent.  If the Company shall fail to make such appointment within a period of sixty (60) calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent.  A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will become effective only upon the successor Warrant Agent’s acceptance of appointment.  Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.  Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a Person, organized under the laws of the United States or of any state thereof and authorized under such laws to conduct a shareholder services business, be subject to supervision and examination by a Federal or state authority, and have a combined capital and surplus of not less than $50,000,000 as set forth in its most recent published annual report of condition; or in the case of such capital and surplus requirement, a controlled affiliate of such a Person meeting such capital and surplus requirement.  After acceptance in writing of such appointment by the new Warrant Agent, such successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities under this Agreement as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent.  Not later than the effective date of any such appointment, the Company shall send notice thereof to the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) or otherwise delivered to each registered Holder at such Holder’s last address as shown on the register of the Company.  Failure to give any notice provided for in this Section 11(j), or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

(k)                 Merger, Consolidation or Change of Name of Warrant Agent.  Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all of the agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 11(j). If at the time such successor to the Warrant Agent shall succeed under this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

(l)                 Exclusions.  Unless a court of competent jurisdiction determines by a final, non-appealable order, judgment, decree or ruling that the Warrant Agent’s action or inaction constitutes bad faith, gross negligence or willful misconduct on the part of the Warrant Agent, the Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible or have any duty to make any calculation or adjustment (unless reasonably requested to do so by the Company in writing in a manner consistent with the terms of this Agreement), or to determine when any calculation or adjustment required under the provisions hereof should be made, how it should be made or what it should be, or have any responsibility or liability for the manner, method or amount of any such calculation or adjustment or the ascertaining of the existence of facts that would require any such calculation or adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Share to be issued pursuant to this Agreement or as to whether any Warrant Shares will, when issued, be valid and fully paid and nonassessable.

(m)                 No Liability for Interest.  The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

(n)                 No Liability for Invalidity.  The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent).

(o)                 No Responsibilities for Recitals.  The recitals contained herein shall be taken as the statements of the Company, and the Warrant Agent assumes no responsibility hereby for the correctness of the same.

(p)                 No Implied Obligations.  The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent.  The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issuance and sale, or exercise, of the Warrants or Warrant Shares. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in the case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, to make any demand upon the Company.

(q)                 Force Majeure.  In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

Section 12.      Severability.  The determination by a court of competent jurisdiction that any particular provision of this Agreement is unenforceable or invalid will not affect the enforceability of or invalidate the other provisions hereof, and this Agreement will be construed in all respects as if such invalid or unenforceable provisions had never been part hereof and were omitted here from.  Upon such a determination, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 13.      Holder Not Deemed a Stockholder.  No Holder of a Warrant, by reason of the ownership of such Warrant, shall be entitled to vote or be deemed the holder of any Warrant Shares for any purpose, nor shall anything contained in the Warrants be construed to confer upon the Holders, as such, any of the rights of a holder of Shares or any right to vote, give or withhold consent to any Company action (whether any reorganization, issuance of Shares, reclassification of Shares, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive subscription rights or otherwise, except as set forth herein.  No Holder shall have any right not expressly conferred under, or by applicable law with respect to, this Agreement or the Internal Reorg Merger Agreement.

Section 14.      Notices to Company and Warrant Agent.  All notices, requests or demands authorized by this Agreement to be given or made by the Warrant Agent or by any registered Holder of any Warrant to or on the Company or the

Warrant Agent to be effective shall be in writing, and shall be deemed to have been duly given or made when delivered by hand, or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two Business Days or less to the destination), or five (5) Business Days after being deposited in the mail, or, in the case of email notice, when received, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

The Company
[Address]
Attention:	[___]
[___]
Email:	[___]
[___]

If the Company shall fail to maintain such office or agency or shall fail to give such notice of any change in the location thereof, presentation may be made and notices and demands may be served at the principal office of the Warrant Agent.

Any notice pursuant to this Agreement to be given by the Company or by any registered Holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid or email notice, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

If to the Warrant Agent:

Equiniti Trust Company, LLC
[Address]
Attention:	[___]
[___]
Email:	[___]
[___]

The Warrant Agent maintains the Warrant Agent Office at the above address.

Section 15.      Supplements and Amendments.  The Company and the Warrant Agent may from time to time supplement or amend this Agreement (a) without the approval of any Holder in order to (i) cure any ambiguity, manifest error or other mistake in this Agreement or (ii) implement the amendments described in Section

9(b) or (b) with the prior written consent of (i) Holders of a majority of the Warrants and (ii) Elliott, if Elliott is a Holder; provided that each amendment or supplement that decreases the Warrant Agent’s rights or increases its duties and responsibilities hereunder shall also require the prior written consent of the Warrant Agent.  Notwithstanding the foregoing, the consent of each Holder shall be required for any amendment pursuant to which the Warrant Shares Number would be decreased or the Exercise Price would be increased (in each case other than pursuant to adjustments provided herein), the Holders’ rights to participate in dividends and distributions pursuant to Section 6(b) would be limited or the Exercise Period would be shortened (assuming no amendment to the Expiration Date).  Upon execution and delivery of any supplement or amendment pursuant to this Section 15, such amendment shall be considered a part of this Agreement for all purposes and every Holder of Warrants shall be bound thereby.

Section 16.      Termination.  This Agreement shall terminate on the earlier of (a) such date when all Warrants have been canceled or exercised with respect to all Warrant Shares subject thereto and (b) the Expiration Date or, if later, upon settlement of all Warrants validly exercised on or prior to the Expiration Date; provided that the provisions of Sections 12-23 shall survive such termination.

Section 17.      Governing Law and Consent to Forum.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to choice of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby); provided, however, that the foregoing shall not be construed so as to restrict in any manner the ability of the Company to enforce any judgment obtained in any court of competent jurisdiction.  Each of the Company and the Warrant Agent irrevocably consents and agrees that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Agreement or the Warrants may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until obligations due and to become due in respect of the Warrants have been discharged, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.  Each of the Company and the Warrants Agent irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the Warrants brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 18.      Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

Section 19.      Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the registered Holders (who are express third party beneficiaries of this Agreement) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders.

Section 20.      Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 21.      Headings.  The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

Section 22.      Electronic Transmission.  Each of the parties hereto agrees that (a) any consent or signed document transmitted by electronic transmission shall be treated in all manner and respects as an original written document, (b) any such consent or document shall be considered to have the same binding and legal effect as an original document and (c) at the request of any party hereto, any such consent or document shall be re-delivered or re-executed, as appropriate, by the relevant party or parties in its original form.  Each of the parties further agrees that they will not raise the transmission of a consent or document by electronic transmission as a defense in any proceeding or action in which the validity of such consent or document is at issue and hereby forever waives such defense.  For purposes of this Agreement, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 23.      Frustration of Purpose.  The Company shall not, by amendment of its certificate of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith cooperate in the carrying out of all the provisions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

WINDSTREAM PARENT, INC. (to be renamed Uniti Group Inc.)

By:	/s/ Kristi M. Moody
	Name:	Kristi M. Moody
	Title:	Executive Vice President, General Counsel & Chief Compliance Officer

[Signature Page to Warrant Agreement]

EQUINITI TRUST COMPANY, LLC

By:	/s/ Martin J. Knapp
	Name:	Martin J. Knapp
	Title:	Senior Vice President, Relationship Director

[Signature Page to Warrant Agreement]